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                                                                  Exhibit 99.5


                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       ANHEUSER-BUSCH COMPANIES, INC.
                          FORM 10-K/A (AMENDMENT 2)
               PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
          PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         I am the President and Chief Executive Officer of Anheuser-Busch Companies, Inc., a Delaware corporation (the "Company"). I am delivering this certificate in connection with the Form 10-K/A (Amendment 2) of the Company filed with the Securities and Exchange Commission ("Form 10-K/A") and amending the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2001. Pursuant to Rule 15d-21 promulgated under the Securities Exchange Act of 1934, as amended, the Form 10-K/A sets forth audited financial statements of Anheuser-Busch Deferred Income Stock Purchase and Savings Plan; the Anheuser-Busch Deferred Income Stock Purchase and Savings Plan (For Employees Covered by a Collective Bargaining Agreement); and the Anheuser-Busch Deferred Income Stock Purchase and Savings Plan (For Certain Hourly Employees of Anheuser-Busch Companies, Inc. and its Subsidiaries), each for the fiscal year ended March 31, 2002 (collectively, such employee benefit plans shall be hereinafter referred to as the "Issuers") and does not include any financial statements of the Company.

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, I hereby certify that, to the best of my knowledge, the Form 10-K/A fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of each of the Issuers.

Date: September 27, 2002
                                          /s/ Patrick T. Stokes
                                          -------------------------------------
                                          Patrick T. Stokes
                                          President and Chief Executive Officer
                                          Anheuser-Busch Companies, Inc.